CAMERA DI COMMERCIO MILANO MONZABRIANZA LODI

Chamber of Commerce of MILANO MONZA BRIANZA LODI

Italian Business Register - Company Registration Office

COMPANY REGISTRATION REPORT

HELON S.P.A.

3Z9M49

The QR Code can be used to check that this document corresponds to the original produced by InfoCamere on behalf of the Italian Chambers of Commerce and Industry on the date indicated at the bottom of this page and at the top of the following pages. The check may be performed with the App 'RI QR Code' or by visiting www.registroimprese.it

SHORT PROFILE

Legal form	Joint-stock company
Fiscal code	11751940963
VAT number	11751940963
Registered address	MILANO (MI) VIA BORGOGNA 5 CAP 20122
Registered e-mail address	helonspa@legalmail.it
REA number	MI-2623175
Registration date	06/05/2021
Founding date	27/04/2021
Chairman of the board of directors	SPARANO ANDREA PAOLO LUIGI

ECONOMIC ACTIVITY

Activity status	ACTIVE
Business starting date	01/10/2021
NACE code	62.02 - Computer consultancy activities
Enrollment in professional registers and quality certifications	-
SOA Certification to perform public works	-
Quality certificates	-
Environmental rolls and registers	-

THE COMPANY IN FIGURES

Share capital	200.000,00
Employees as of 30/06/2022	4
Shareholders	4
Governors	3
Company Officials	0
Branch offices	0

Contents

1 Company identification

Company name	HELON S.P.A.
Legal form	Joint-stock company
Fiscal code and registration number	11751940963
Business Register of	MILANO MONZA BRIANZA LODI
Registration date	06/05/2021
REA number (Economic and Administrative Repertory number)	MI-2623175
VAT number	11751940963
Registered address	VIA BORGOGNA 5 MILANO (MI) CAP 20122
Registered e-mail address	helonspa@legalmail.it
Founding date	27/04/2021
Company duration	Termination date: 31/12/2060
Last day of each fiscal year	Last day of first fiscal year: 31/12/2021 Number of days of extension of the date of approval of the financial statements: 60

2 Governance structure

Adopted form of governance	Traditional
Auditing body	Auditing firm
Governance bodies	Board of directors Number of acting governing directors: 3

3 Assets and financial information

Share capital	Currency: Euro Authorised: 200.000,00 Subscribed: 57.500,00 Paid-up: 21.875,00

4 Economic activity, enrollment in professional registers and quality certifications

Business starting date: 01/10/2021

NACE economic activity code

Main economic activity of the company
Code: 62.02 - Computer consultancy activities

5 Employees

Date: 30/06/2022

	1st Quarter	2nd Quarter			Average value
Employees	4	4			4
Free-lance	0	0			0
Total	4	4			4

6 Shareholders and holders of other forms of rights to shares

Shareholders and holders of other forms of rights to shares as of 27/07/2022


HORIZON S.R.L.S.
€ 900,00
9%
AD.E. S.R.L.
€ 2.100,00
21%
ALEPH SOCIETA' A RESPONSABILITA' LIMITATA SEMPLIFICATA
€ 3.500,00
35%
Share capital
€ 10.000,00
"PARBUCKLE EQUITY PARTNERS S.R.L." IN FORMA ABBREVIATA "PEP"
€ 3.500,00
35%

The ring chart gives a quick view of the breakdown of company ownership. More detailed data is also provided.

Shareholders and holders of other forms of rights to shares as of 27/07/2022

Procedure details

Protocol date: 27/07/2022
Protocol number: MI-2022-440052

Ownership

Rights Holder: ALEPH SOCIETA' A RESPONSABILITA' LIMITATA SEMPLIFICATA

Shareholding
Nominal shares: 3.500,00
Value deposited: 3.500,00
Currency: Euro
Fiscal code: 10178820964
Address of shareholder or joint representative: MILANO (MI) VIA TUCIDIDE 56 CAP 20134
Type of rights: Ownership

Ownership

Rights Holder: AD.E. S.R.L.

Shareholding
Nominal shares: 2.100,00
Value deposited: 2.100,00
Currency: Euro
Fiscal code: 11156040963
Address of shareholder or joint representative: MILANO (MI) CORSO GIUSEPPE GARIBALDI 49 CAP 20121
Type of rights: Ownership

Ownership

Rights Holder: HORIZON S.R.L.S.

Shareholding
Nominal shares: 900,00
Value deposited: 900,00
Currency: Euro
Fiscal code: 02832780189
Address of shareholder or joint representative: TORRE D'ISOLA (PV) VIA GOLGI 9 CAP 27020
Type of rights: Ownership

Ownership

Rights Holder: "PARBUCKLE EQUITY PARTNERS S.R.L." IN FORMA ABBREVIATA "PEP"

Shareholding
Nominal shares: 3.500,00
Value deposited: 3.500,00
Currency: Euro
Fiscal code: 10236090964
Address of shareholder or joint representative: MILANO (MI) VIA BORGOGNA 5 CAP 20122
Type of rights: Ownership

7 Company officials

Governing directors

Surname: SPARANO
First name: ANDREA PAOLO LUIGI

Gender: M
Fiscal code: SPRNRP65M05F080H
Date of birth: 05/08/1965
Place of birth: MEDE (PV)

Official positions

Official position: Director
Registration date: 18/07/2022
Acceptance date: 08/07/2022
Term of office: Until the approval of the balance sheet of the fiscal year ending 31/12/2024

Official position: Chairman of the board of directors
Registration date: 18/07/2022
Acceptance date: 08/07/2022
Term of office: Until the approval of the balance sheet of the fiscal year ending 31/12/2024